John Hancock Global Resources Fund, March 1, 1996


                  Supplement to Class A and Class B Prospectus


On March 26, 1996, the Directors of the John Hancock Global  Resources Fund (the
"Fund")  voted  to  recommend   that  the   shareholders   approve  a  tax  free
reorganization of the Fund, as described below.

Under the terms of the reorganization, subject to shareholder approval at a shareholder meeting scheduled to be held on August 14, 1996, the Fund would transfer all of its assets and liabilities to John Hancock Special Opportunities Fund ("Special Opportunities Fund") in a tax free exchange for shares of equal value of Special Opportunities Fund. Further information regarding the proposed reorganization will be contained in proxy statement and prospectus which is scheduled to be mailed to shareholders on or about June 24, 1996.
Fund shares will no longer be sold after June 18, 1996.



March 26, 1996

6300S-3/96